                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the registrant   [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement


                          Carcorp USA Corporation
            ------------------------------------------------
            (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with Preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.

     (3) Filing Party:

     (4) Date Filed:

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.


                             Carcorp USA Corporation
                           2600 NW 55 Court Suite 234
                            Fort Lauderdale, FL 33309
                              Phone: (888) 735-5557

                              INFORMATION STATEMENT
                           AND NOTICE OF ACTIONS TAKEN
                 BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS


General Information
-------------------

     This information is being provided to the shareholders of Carcorp USA Corporation (the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing the adoption of the Share Exchange Agreement between Carcorp USA Corporation and Elite Flight Solutions, Inc. dated February 4, 2003, approving amending the Articles of Incorporation to reflect any name change pursuant to such agreement and authorizing the Board of Directors and the Officers of the corporation to take any and all actions necessary to effectuate the above exchange agreement. The shareholders holding shares representing 81% of the votes entitled to be cast at a meeting of the Company's shareholders, consented in writing to the proposed actions. The approval by the shareholders will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders.

     The Company's Board of Directors approved this action on February 4, 2003, and recommended that the Articles of Incorporation be amended in order to effectuate any name change and that the shareholders ratify the Share Exchange Agreement. The Share Exchange Agreement is attached as an exhibit.

     The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Title 8, Chapter 1, Subchapter VII section 228 of the Delaware Code, (the "Delaware Law"). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to this Section of the Delaware Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation or issue a material amount of stock. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment and issuance as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

     The date on which this Information Statement was first sent to the shareholders is on or about April __, 2003. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was February 4, 2003, (the "Record Date").

Outstanding Voting Stock of the Company
---------------------------------------

     As of the Record Date, there were 184,050,000 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one
(1) vote on all matters submitted to the shareholders.

Security Ownership of Certain Owners and Management
---------------------------------------------------

     The following Table sets forth the Common Stock ownership information as of February 4, 2003, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common and Preferred Stock,
(ii) each director of the Company, (iii) each person intending to file a written consent to the adoption of the Amendment described herein, and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.


Table 1.  Beneficial Ownership (a)


                    Shares Beneficially Owned     Percent of Class
                    -------------------------     ----------------

Michael Demeo(1)(2)        13,200,000                    81%

Directors and Officers
as a Group  (1 person)     13,200,000                    81%

----------------
(1) Director and Officer
(2) Consenting shareholder

Purpose and Effect of the Shares Exchange Agreement
---------------------------------------------------

     Our board of directors believes that the share exchange agreement through which Carcorp will acquire all of the ownership in Elite Flight Solutions will bring a new business direction to the company and move it towards increased profitability. The business summary and Share Exchange Agreement are attached hereto as Exhibits.

Purpose and Effect of the Name Change
-------------------------------------

     Our board of directors believes that a new corporate name change will reflect our change in business direction. The new corporate name will promote public recognition and more accurately reflect our new business focus.


No Dissenter's Rights
---------------------

     Under Delaware Law, our dissenting shareholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

Conclusion
----------

     As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment. Your consent to the Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.



WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


                                    For the Board of Directors of
Date:  April 2, 2003                Carcorp USA Corporation



                                     -------------------
                                     By: Michael Demeo
                                     Title: President/Chairman of the Board

                            SHARE EXCHANGE AGREEMENT
                            ------------------------


         THIS SHARE EXCHANGE AGREEMENT (the "AGREEMENT") is entered into this 4th day of February, 2003, by and among CARCORP USA CORPORATION, a Delaware corporation ("CARCORP"), ELITE FLIGHT SOLUTIONS, INC., a Nevada corporation ("ELITE"), and the individuals listed on SCHEDULE A attached hereto (individually, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS").


                                    RECITALS:
                                    ---------

         A. The Shareholders own all of the outstanding capital stock of Elite. The authorized capital stock of the Elite consists of eight hundred million (800,000,000) shares of common stock, par value $0.001 per share, one hundred eighty-four million fifty thousand (184,050,000) of which are issued and outstanding (the "ELITE COMMON STOCK") and twenty-five million (25,000,000) shares of preferred stock, par value $0.001 per share, none of which is issued and outstanding.

         B. The Shareholders desire to transfer and exchange the Elite Common Stock for newly-issued shares of common stock, par value $0.001 per share, of Carcorp (the "CARCORP COMMON STOCK"), on the terms and conditions set forth herein and Carcorp desires to consummate such transfer and exchange pursuant to the terms and conditions set forth herein.


                                   AGREEMENT:
                                   ----------

         NOW, THEREFORE, in consideration of the mutual premises herein set forth and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       THE SHARE EXCHANGE AND RELATED TRANSACTIONS.
                  --------------------------------------------

                  1.1. SHARE EXCHANGE. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the "DGCL") and other applicable law, on the Closing Date (as defined below), the Shareholders shall exchange with, and deliver to, Carcorp, the Elite Common Stock, and in exchange therefore, Carcorp shall issue, and deliver, to the Shareholders in the denominations set forth opposite each Shareholder's name on SCHEDULE A attached hereto, newly-issued shares of Carcorp Common Stock (the exchange transaction is referred to herein as the "SHARE EXCHANGE"). The total number of shares of Carcorp Common Stock to be issued to the Shareholders shall be equal to twenty-seven million six hundred seven thousand five hundred (27,607,500) shares. The shares of Carcorp Common Stock to be issued as part of the Share Exchange are referred to herein as the "CARCORP SHARES," also sometimes referred to hereinafter as the "EXCHANGE CONSIDERATION."

                  1.2. CLOSING. The parties to this Agreement shall file Articles of Exchange (as defined below) pursuant to the DGCL, cause the Share Exchange to become effective and consummate the other transactions contemplated by this Agreement (the "CLOSING") no later than April 30, 2003; provided, in no event shall the Closing occur prior to the satisfaction of the conditions precedent set forth in Sections 6, 7 and 8 hereof. The date of the Closing is referred to herein as the "CLOSING DATE." The Closing shall take place at the offices of counsel to Carcorp, or at such other place as may be mutually agreed upon by Carcorp and the Shareholders. At the Closing, (i) the Shareholders shall deliver to Carcorp the original stock certificates representing the Elite Common Stock, together with stock powers duly executed in blank; and (ii) Carcorp shall deliver to the Shareholders stock certificates representing the Carcorp Shares.

                  1.3. PLAN OF EXCHANGE; ARTICLES OF SHARE EXCHANGE. The parties to this Agreement shall cause Carcorp and Elite to enter into a plan of exchange on the date hereof, a copy of which is attached hereto as EXHIBIT "B" (the "PLAN OF EXCHANGE"), and, at the Closing, to execute the Articles of Exchange in the form attached hereof as EXHIBIT "C" (the "ARTICLES OF EXCHANGE"). The Articles of Exchange shall be filed with the Secretary of State of Nevada on the Closing Date in accordance with the DGCL.

                  1.4. APPROVAL OF SHARE EXCHANGE. By their execution of this Agreement, each Shareholder hereby ratifies, approves and adopts the Share Exchange and the Plan of Exchange for all purposes under the DGCL. On or before the execution of this Agreement, the respective Boards of Directors of Carcorp and Elite shall have approved this Agreement, the Plan of Exchange and the transactions contemplated hereby and thereby.

         2.       ADDITIONAL AGREEMENTS.
                  ----------------------

                  2.1. ACCESS AND INSPECTION, ETC. Elite and the Shareholders have allowed and shall allow Carcorp and its authorized representatives full access during normal business hours from and after the date hereof and prior to the Closing Date to all of the properties, books, contracts, commitments and records of Elite for the purpose of making such investigations as Carcorp may reasonably request in connection with the transactions contemplated hereby, and shall cause Elite to furnish Carcorp such information concerning its affairs as Carcorp may reasonably request. Elite and the Shareholders have caused and shall cause the personnel of Elite to assist Carcorp in making such investigation and shall use their best efforts to cause the counsel, accountants, and other non-employee representatives of Elite to be reasonably available to Carcorp for such purposes. The Shareholders shall cause Elite to comply with all obligations of Elite under this Agreement.

                  2.2. CONFIDENTIAL TREATMENT OF INFORMATION. From and after the date hereof, the parties hereto shall and shall cause their representatives to hold in confidence this Agreement (including the Exhibits and Schedules hereto), all matters relating hereto and all data and information obtained with respect to the other parties or their business, except such data or information as is published or is a matter of public record, or as compelled by legal process. In the event this Agreement is terminated pursuant to Section 10 hereof, each party shall promptly return to the other(s) any statements, documents, schedules, exhibits or other written information obtained from them in connection with this Agreement, and shall not retain any copies thereof.

                  2.3. PUBLIC ANNOUNCEMENTS. After the date hereof and prior to the Closing, none of the parties hereto shall make any press release, statement to employees or other disclosure of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties, except as may be required by law. Neither Elite nor the Shareholders shall make any such disclosure unless Carcorp shall have received prior notice of the contemplated disclosure and has had adequate time and opportunity to comment on such disclosure, which shall be satisfactory in form and content to Carcorp and its counsel.

                  2.4. SECURITIES LAW COMPLIANCE. The issuance of the Carcorp Shares to the Shareholders hereunder shall not be registered under the Securities Act of 1933, as amended, by reason of the exemption provided by
Section 4(2) thereof, and such shares may not be further transferred unless such transfer is registered under applicable securities laws or, in the opinion of Carcorp' counsel, such transfer complies with an exemption from such registration. All certificates evidencing the Carcorp Shares to be issued to the Shareholders shall be legended to reflect the foregoing restriction.

                  2.5. REGISTRATION. Carcorp shall prepare and file with the United States Securities and Exchange Commission (the "SEC") a registration statement on Form S-1, SB-2 or on such other form as available, registering the Carcorp Shares owned by Michael DeMeo. Carcorp shall use its best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable.

                  2.6. BEST EFFORTS. Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions.

                  2.7. FURTHER ASSURANCES. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the Elite Common Stock and to consummate the transactions contemplated by this Agreement.

                  2.8. NON-INTERFERENCE. From and after the date hereof, no Shareholder shall induce or solicit any employee of Carcorp, its subsidiaries or affiliates or any person doing business with Carcorp or to terminate his or her employment of business relationship with Carcorp its subsidiaries or affiliates or otherwise interfere with any such relationship.

                  2.9. CONFIDENTIALITY. The Shareholders agree and acknowledge that, by reason of the nature of the Shareholders' ownership interest in Carcorp, each Shareholder will have or may have access to and become informed of confidential and secret information which is a competitive asset of Carcorp including information of its subsidiaries and affiliates ("CONFIDENTIAL INFORMATION"), including, without limitation, technology, any lists of customers, financial statistics, research data or any other statistics and plans contained in profit plans, capital plans, critical issue plans, strategic plans or marketing or operation plans or other trade secrets of Carcorp its subsidiaries or affiliates and any of the foregoing which belong to any person or company but to which the Shareholders have had access by reason of their relationship with Carcorp its subsidiaries or affiliates. The Shareholders agree faithfully to keep in strict confidence, and not, either directly or indirectly, to make known, divulge, reveal, furnish, make available or use any such Confidential Information. The Shareholders acknowledge that all manuals, instruction books, price lists, information and records and other information and aids relating to Carcorp' or the business of its subsidiaries or affiliates business, and any and all other documents containing Confidential Information furnished to the Shareholders by Carcorp or otherwise acquired or developed by the Shareholders, shall at all times be the property of Carcorp. Upon the termination of this Agreement, each Shareholder shall return to Carcorp any such property or documents which are in their possession, custody or control, but the Shareholders' obligation of confidentiality shall survive such termination and unless any such Confidential Information shall have become, through no fault of the Shareholder, generally known to the trade. The obligations of the Shareholder under this subsection are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which the Shareholder may have to Carcorp its subsidiaries or affiliates under general legal or equitable principles.

                  2.10. REMEDIES. It is expressly agreed by the Shareholders and Carcorp that the provisions in this Section 2 are reasonable for purposes of preserving for Carcorp and its subsidiaries and affiliates their business, goodwill and Confidential Information. It is also agreed that if any provision is found by a court having jurisdiction to be unreasonable because of scope, area or time, then that provision shall be amended to correspond in scope, area and time to that considered reasonable by a court and as amended shall be enforced and the remaining provisions shall remain effective. In the event any breach of these provisions by any Shareholder, the parties recognize and acknowledge that a remedy at law will be inadequate and Carcorp and its subsidiaries and affiliates may suffer irreparable injury. The Shareholders consent to injunctive and other appropriate equitable relief without the posting of a bond upon the institution of proceedings therefore by Carcorp in order to protect Carcorp' rights and the rights of its subsidiaries and affiliates. Such relief shall be in addition to any other relief to which Carcorp and its subsidiaries and affiliates may be entitled at law, in equity, or under any other agreement between each Shareholder and Carcorp. The provisions of this
Section 2.8 (including the subsections) shall survive the termination of this Agreement.

                  2.11. RELEASE OF CLAIMS BY EACH SHAREHOLDER. Effective as of the Closing Date, and except for any obligations arising out of this Agreement, each Shareholder, and his successors, predecessors, assigns, agents, advisors, legal representatives, partners and all persons acting by, through or under him, hereby release Elite and each of its successors, predecessors, assigns, agents, advisors, officers, directors, employees, legal representatives, partners and all persons acting by, through or under each of them, from any and all claims, obligations, causes of action, actions, suits, contracts, controversies, agreements, promises, damages, demands, costs, attorneys' fees and liabilities of any nature whatsoever from the beginning of time up to and including the Closing Date, in law or at equity, whether known now or on the Closing Date, anticipated or unanticipated, suspected or claimed, fixed or contingent, liquidated or unliquidated, arising out of, in connection with or relating to any matter, cause or thing whatsoever.

                  2.12. NO-SHOP. From the date hereof until the termination of this Agreement, neither Elite nor any Shareholder shall, directly or indirectly, make, solicit, initiate or encourage submission of proposals or offers from any persons (including any of their employees or officers) relating to an Acquisition Proposal. As used herein, "ACQUISITION PROPOSAL" means any proposal or offer involving a liquidation, dissolution, recapitalization, Share Exchange, consolidation or acquisition or purchase of all or substantially all of the assets of, or equity interest in, Elite or other similar transaction or business combination involving Elite. Each of Elite and each Shareholder shall immediately cease and cause to be terminated all discussions or negotiations with third parties with respect to any Acquisition Proposal, if any, exiting on the date hereof.

         3.       REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE SHAREHOLDERS.
                  --------------------------------------------------------------

         To induce Carcorp to enter into this Agreement and to consummate the transactions contemplated hereby, Elite and the Shareholders jointly and severally represent and warrant to and covenant with Carcorp as follows:

                  3.1. ORGANIZATION; COMPLIANCE. Elite is a corporation duly organized, validly existing and in good standing under the laws of Nevada. Elite is: (a) entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and (b) duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where the failure to do so would not result in a material adverse effect on Elite.

                  3.2. CAPITALIZATION AND RELATED MATTERS.

                           (a) Elite has an authorized capital consisting of
800,000,000 shares of common stock, $0.001 par value per share, of which 184,050,000 are issued and outstanding at the date hereof, and 25,000,000 shares of preferred stock, $0.001 par value per share, none of which are issued and outstanding at the date hereof. All shares of Elite Common Stock are duly and validly issued, fully paid and nonassessable. No shares of Elite Common Stock
(i) were issued in violation of the preemptive rights of any shareholder, or
(ii) are held as treasury stock.

                           (b) There are not outstanding any securities
convertible into capital stock of Elite nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, such capital stock or securities convertible into such capital stock. Elite: (i) is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock; or (ii) has no liability for dividends or other distributions declared or accrued, but unpaid, with respect to any capital stock.

                           (c) The Shareholders are, and will be at Closing, the
record and beneficial owner of one hundred eighty-four million fifty thousand (184,050,000) shares of Elite Common Stock, free and clear of all claims, liens, options, agreements, restrictions, and encumbrances whatsoever and no Shareholder is a party to any agreement, understanding or arrangement, direct or indirect, relating to the Elite Common Stock, including, without limitation, agreements, understandings or arrangements regarding voting or sale of such stock.

                  3.3. SUBSIDIARIES. Elite owns (a) no shares of capital stock of any other corporation, including any joint stock company, and (b) no other proprietary interest in any company, partnership, trust or other entity, including any limited liability company.

                  3.4. EXECUTION; NO INCONSISTENT AGREEMENTS; ETC.

                           (a) This Agreement is a valid and binding agreement
of Elite and the Shareholders, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies. Elite and the Shareholders have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the documents to be delivered by them in connection with the Closing and to perform their obligations under this Agreement.

                           (b) The execution and delivery of this Agreement by
Elite and the Shareholders does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of Elite, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any note, bond, mortgage, lease, indenture, agreement or obligation to which Elite or any Shareholder is a party, pursuant to which Elite or any Shareholder otherwise receives benefits, or to which any of the properties of Elite or any Shareholder is subject, or violate any judgment, order, decree, statute or regulation applicable to Elite or any Shareholder or by which any of them may be subject.

                  3.5. CORPORATE RECORDS. The statutory records, including the stock register and minute books of Elite, fully reflect all issuances, transfers and redemptions of its capital stock, currently show and will correctly show the total number of shares of its capital stock issued and outstanding on the date hereof and on the Closing Date, the charter or other organizational documents and all amendments thereto, the bylaws as amended and currently in force. To the knowledge of the Shareholders, the books of account, minute books, stock record, books, and other records of Elite, all of which have been made available to Carcorp, are complete and correct and have been maintained in accordance with sound business practices. The minute books of Elite contain accurate and complete records of all meetings held of, and corporate action taken by, the Shareholders, the Board of Directors, and committees of the Boards of Directors of Elite, and no meeting of any such Shareholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of Elite.

                  3.6. FINANCIAL STATEMENTS.

                           (a) Elite and the Shareholders have delivered to
Carcorp the audited balance sheet of Elite as of December 31, 2002, (the "BALANCE SHEET") and the related statements of income, shareholders' equity and cash flows of Elite for the period ended December 31, 2002. All the foregoing financial statements, and any financial statements delivered pursuant to Section 3.6(c) below, are referred to herein collectively as the "ELITE FINANCIAL STATEMENTS."

                           (b) The Elite Financial Statements have been and will
be prepared in accordance with GAAP throughout the periods involved, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the Balance Sheet), applied on a consistent basis, and fairly reflect and will reflect in all material respects the financial condition of Elite as at the dates thereof and the results of the operations of Elite for the periods then ended, and are true and complete and are consistent with the books and records of Elite.

                           (c) Until Closing, Elite will furnish to Carcorp
unaudited interim financial statements of Elite for each month subsequent to December 31, 2002 as soon as practicable but in any event within thirty (30) days after the close of any such month.

                  3.7. LIABILITIES. Elite has no debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise.

                  3.8. ABSENCE OF CHANGES. Except as described in Schedule 3.8, from December 31, 2002 to the date of this Agreement:

                           (a) there has not been any adverse change in the
business, assets, liabilities, results of operations or financial condition of Elite;

                           (b) Elite has complied with the covenants and
restrictions set forth in Section 5 to the same extent as if this Agreement had been executed on, and had been in effect since, December 31, 2002.

                  3.9. TITLE TO PROPERTIES. Elite has good and marketable title to all of its properties and assets, real and personal, including, but not limited to, those reflected in the Balance Sheet (except as since sold or otherwise disposed of in the ordinary course of business, or as expressly provided for in this Agreement), free and clear of all encumbrances, liens or charges of any kind or character.

                  3.10. COMPLIANCE WITH LAW. The business and activities of Elite has at all times been conducted in accordance with its Articles of Incorporation and Bylaws and any applicable law, regulation, ordinance, order, License (as defined below), permit, rule, injunction or other restriction or ruling of any court or administrative or governmental agency, ministry, or body, except where the failure to do so would not result in a material adverse effect on Elite.

                  3.11. TAXES. Elite has duly filed all federal, state, and material local and foreign tax returns and reports, and all returns and reports of all other governmental units having jurisdiction with respect to taxes imposed on it or on its income, properties, sales, franchises, operations or employee benefit plans or trusts, all such returns were complete and accurate when filed, and all taxes and assessments payable by Elite have been paid to the extent that such taxes have become due. Elite has withheld proper and accurate amounts from its employees for all periods in full compliance with the tax withholding provisions of applicable foreign, federal, state and local tax laws. There are no waivers or agreements by Elite for the extension of time for the assessment of any taxes. There are not now any examinations of the income tax returns of Elite pending, or any proposed deficiencies or assessments against Elite of additional taxes of any kind.

                  3.12. REAL PROPERTIES. Elite does not have any interest in any real property.

                  3.13. CONTINGENCIES. There are no actions, suits, claims or proceedings pending, or to the knowledge of the Shareholders threatened against, by or affecting, Elite in any court or before any arbitrator or governmental agency that may have a material adverse effect on Elite or which could materially and adversely affect the right or ability of any Shareholder to consummate the transactions contemplated hereby. To the knowledge of the Shareholders, there is no valid basis upon which any such action, suit, claim, or proceeding may be commenced or asserted against Elite. There are no unsatisfied judgments against Elite and no consent decrees or similar agreements to which Elite is subject and which could have a material adverse effect on Elite.

                  3.14. INTELLECTUAL PROPERTY RIGHTS. Elite has: (a) the exclusive right to use the name Elite Flight Solutions, Inc., and the use of such name does not conflict with or infringe upon the rights of any other person, and (b) made all material filings and publications required to register and perfect such exclusive right. Elite is not, and will not be, subject to any liability, direct or indirect, for infringement damages, royalties, or otherwise, by reason of (a) the use of the name "Elite Flight Solutions" in or outside the United States or (b) the business operations of Elite, at any time prior to the Closing Date. Elite has not registered the name "Elite Flight Solutions" for trademark or use rights with any state or federal agency for exclusive use. The State of Nevada granted incorporation under the name Elite Flight Solutions, Inc.

                  3.15. MATERIAL CONTRACTS. Schedule 3.15 contains a complete list of all contracts of Elite, which involve consideration in excess of the equivalent of $10,000 or have a term of one year or more (the "MATERIAL CONTRACTS"). Elite has delivered to Carcorp a true, correct and complete copy of each of the written contracts, and a summary of each oral contract, listed on
Schedule 3.15. Elite has performed all material obligations to be performed by it under all such contracts, and is not in material default thereof, and no condition exists or has occurred which with the giving of notice or the lapse of time, or both, would constitute a material default by Elite or accelerate the maturity of, or otherwise modify, any such contract, and all such contracts are in full force and effect. No default by any other party to any of such contracts is known or claimed by Elite or any Shareholder to exist.

                  3.16. EMPLOYMENT AND LABOR MATTERS. Schedule 3.16 sets forth the name, position, employment date, compensation (base and bonus) of each employee of Elite who earned $25,000 or more in 2002 or is anticipated to earn $25,000 or more in 2003. Elite is not a party to or bound by any employment contract, consulting agreement, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. Elite is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with Elite, nor does Elite have a present intention to terminate the employment of any of the foregoing.

                  3.17. EMPLOYEE BENEFIT MATTERS. Elite does not provide, nor is it obligated to provide, directly or indirectly, any benefits for employees other than salaries, sales commissions and bonuses, including, but not limited to, any pension, profit sharing, stock option, retirement, bonus, hospitalization, insurance, severance, vacation or other employee benefits (including any housing or social fund contributions) under any practice, agreement or understanding.

                  3.18. POSSESSION OF FRANCHISES, LICENSES, ETC. Elite: (a) possess all material franchises, certificates, licenses, permits and other authorizations (collectively, the "LICENSES") from governmental authorities, political subdivisions or regulatory authorities that are necessary for the ownership, maintenance and operation of its business in the manner presently conducted; (b) are not in violation of any provisions thereof; and (c) have maintained and amended, as necessary, all Licenses and duly completed all filings and notifications in connection therewith.

                  3.19. ENVIRONMENTAL MATTERS. (i) Elite is not in violation, in any material respect, of any Environmental Law (as defined below); (ii) Elite has received all permits and approvals with respect to emissions into the environment and the proper collection, storage, transport, distribution or disposal of Wastes (as defined below) and other materials required for the operation of its business at present operating levels; and (iii) Elite is not liable or responsible for any material clean up, fines, liability or expense arising under any Environmental Law, as a result of the disposal of Wastes or other materials in or on the property of Elite (whether owned or leased), or in or on any other property, including property no longer owned, leased or used by Elite. As used herein, (a) "ENVIRONMENTAL LAWS" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the

Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree (foreign or domestic) regulating, relating to, or imposing liability or standards of conduct concerning, Wastes, or the environment; and (b) "WASTES" means and includes any hazardous, toxic or dangerous waste, liquid, substance or material (including petroleum products and derivatives), the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

                  3.20. AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES. Except as disclosed on Schedule 3.20, and except as disclosed in the Elite Financial Statements, Elite is not a party to any contract, agreement, lease or transaction with, or any other commitment to, (a) any Shareholder, (b) any person related by blood, adoption or marriage to any Shareholder, (c) any director or officer of Elite, (d) any corporation or other entity in which any of the foregoing parties has, directly or indirectly, at least five percent (5.0%) beneficial interest in the capital stock or other type of equity interest in such corporation or other entity, or (e) any partnership in which any such party is a general partner or a limited partner having a five percent (5%) or more interest therein (any or all of the foregoing being herein referred to as a "RELATED PARTY" and, collectively, as the "RELATED PARTIES"). Without limiting the generality of the foregoing, no Related Party, directly or indirectly, owns or controls any assets or properties which are used in the business of Elite.

                  3.21. BUSINESS PRACTICES. Elite has not, at any time, directly or indirectly, made any contributions or payment, or provided any compensation or benefit of any kind, to any municipal, county, state, federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, or any candidate for political office.

                  3.22. LITIGATION. There is no suit, action or proceeding pending, and no person has overtly-threatened in a writing delivered to Elite or the Shareholders to commence any suit, action or proceeding, against or affecting Elite that would, individually or in the aggregate, have an adverse effect on Elite, nor is there any judgment, decree, injunction, or order of any governmental entity or arbitrator outstanding against, or, to the knowledge of Elite, pending investigation by any governmental entity involving, Elite or any Shareholders that individually or in the aggregate would have an adverse effect on Elite.

                  3.23 FULL DISCLOSURE. No representation or warranty of the Shareholders contained in this Agreement, and none of the statements or information concerning Elite contained in this Agreement and the Schedules, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.       REPRESENTATIONS AND WARRANTIES OF CARCORP.
                  ------------------------------------------

         To induce the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, Carcorp represents and warrants to and covenants with the Shareholders as follows:

                  4.1. ORGANIZATION. Carcorp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Carcorp is entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and Carcorp is duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where such failure would not result in a material adverse effect on Carcorp.

                  4.2. CAPITALIZATION AND RELATED MATTERS.

                           (a) Carcorp has authorized capital stock consisting
of 800,000,000 shares of common stock, par value $0.001 per share, of which 184,050,000 shares were issued and outstanding as of the date hereof. The Carcorp Shares will be, when issued, duly and validly authorized and fully paid and non-assessable, and will be issued to the Shareholder free of all encumbrances, claims and liens whatsoever.

                           (b) Except as set forth in Schedule 4.2, and except
for employee stock options to purchase shares of Carcorp' Common Stock, Carcorp does not have outstanding any securities convertible into capital stock, nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or securities convertible into its capital stock.

                  4.3. EXECUTION; NO INCONSISTENT AGREEMENTS; ETC.

                           (a) Subject to Carcorp' Board of Directors approval
contemplated by Section 7.5 hereof, the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized and approved by Carcorp and this Agreement is a valid and binding agreement of Carcorp, enforceable against Carcorp in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

                           (b) The execution and delivery of this Agreement by
Carcorp does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of Carcorp, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which Carcorp or any of its subsidiaries is a party, pursuant to which any of them otherwise receive benefits, or by which any of their properties may be bound.

                  4.4. FINANCIAL STATEMENTS. Carcorp has delivered or will deliver to Elite the consolidated audited balance sheets of Carcorp as of December 31, 2001, the consolidated unaudited balance sheet as of September 30, 2002, the consolidated audited statement of income for the two fiscal years ended December 31, 2001, and the unaudited statement of income for the nine (9) months ended September 30, 2002 (collectively, the "CARCORP FINANCIAL STATEMENTS"). The Carcorp Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis (except that the unaudited statements do not contain all the disclosures required by GAAP), and fairly reflect in all material respects the consolidated financial condition of Carcorp and its subsidiaries as at the dates thereof and the consolidated results of Carcorp' operations for the periods then ended. Since September 30, 2002, there has been no material adverse change in the assets or liabilities, in the business or condition, financial or otherwise, of Carcorp, or in its results of operations.

                  4.5. LIABILITIES. Neither Carcorp nor any of its subsidiaries has any material debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except (a) those reflected on the Carcorp Financial Statements, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since September 30, 2002, none of which have had or will have a material adverse affect on the financial condition of Carcorp and its subsidiaries taken as a whole.

                  4.6. CONTINGENCIES. There are no actions, suits, claims or proceedings pending or, to the knowledge of Carcorp' management, threatened against, by or affecting Carcorp or any of its subsidiaries in any court or before any arbitrator or governmental agency which could have a material adverse effect on Carcorp or its subsidiaries or which could materially and adversely affect the right or ability of Carcorp to consummate the transactions contemplated hereby. To the knowledge of Carcorp, there is no valid basis upon which any such action, suit, claim or proceeding may be commenced or asserted against Carcorp or its subsidiaries. There are no unsatisfied judgments against Carcorp and no consent decrees or similar agreements to which Carcorp or its subsidiaries is subject and which could have a material adverse effect on Carcorp or its subsidiaries or which could materially and adversely affect the right or ability of Carcorp to consummate the transactions contemplated hereby.

                  4.7. FULL DISCLOSURE. No representation or warranty of Carcorp contained in this Agreement, and none of the statements or information concerning Carcorp contained in this Agreement and the Schedules, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5.       CONDUCT OF BUSINESS OF ELITE PENDING CLOSING.
                  ---------------------------------------------

         Elite and the Shareholders covenant and agree that between the date hereof and the Closing Date:

                  5.1. BUSINESS IN THE ORDINARY COURSE. The business of Elite shall be conducted only in the ordinary course, and consistent with past practice. Without limiting the generality of the foregoing, or as otherwise approved in writing by Carcorp:

                           (a) Elite shall not enter into any contract,
agreement or other arrangement which would constitute a Material Contract, except for contracts to sell or supply goods or services to customers in the ordinary course of business at prices and on terms substantially consistent with the prior operating practices of Elite;

                           (b) except for sales of personal property in the
ordinary course of its business, Elite shall not sell, assign, transfer, mortgage, convey, encumber or otherwise dispose of, or cause the sale, assignment, transfer, mortgage, conveyance, encumbrance or other disposition of any of the assets or properties of Elite or any interest therein;

                           (c) Elite shall not acquire any material assets,
except expenditures made in the ordinary course of business as reasonably necessary to enable Elite to conduct its normal business operations;

                           (d) the books, records and accounts of Elite shall be
maintained in the usual, regular and ordinary course of business on a basis consistent with prior practices and in accordance with GAAP;

                           (e) Elite shall use its best efforts to preserve its
business organization, to preserve the good will of its suppliers, customers and others having business relations with Elite, and to retain the services of key employees and agents of Elite after the Closing Date on terms acceptable to Carcorp;

                           (f) except as they may terminate in accordance with
the terms of this Agreement, Elite shall keep in full force and effect, and not cause a default of any of its obligations under, each of its contracts and commitments;

                           (g) Elite shall duly comply in all material respects
with all laws applicable to it and to the conduct of its business;

                           (h) Elite shall not create, incur or assume any
liability or indebtedness, except in the ordinary course of business consistent with past practices;

                           (i) Elite shall not make or commit to make any
capital expenditures;

                           (j) other than as contemplated in this Agreement,
Elite shall not apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of the Shareholder or any Related Party; and

                           (k) neither Elite nor the Shareholders shall take or
omit to take any action which would render any of the Shareholders' representations or warranties untrue or misleading, or which would be a breach of any of the Shareholders' covenants.

                  5.2. NO MATERIAL CHANGES. Elite shall not, without the prior written consent of Carcorp which consent shall not be unreasonably withheld, materially alter its organization, capitalization, or financial structure, practices or operations. Without limiting the generality of the foregoing:

                           (a) no change shall be made in the Articles of
Incorporation or Bylaws of Elite;

                           (b) no change shall be made in the authorized or
issued capital stock of Elite;

                           (c) Elite shall not issue or grant any right or
option to purchase or otherwise acquire any of its capital stock or other securities;

                           (d) no dividend or other distribution or payment
shall be declared or made with respect to any of the capital stock of Elite; and

                           (e) no change shall be made affecting the banking
arrangements of Elite.

                  5.3. COMPENSATION. No increase shall be made in the compensation or employee benefits payable or to become payable to any director, officer, employee or agent of Elite, and no bonus or profit-sharing payment or other arrangement (whether current or deferred) shall be made to or with any such director, officer, employee or agent, except in the ordinary course of business and consistent with prior practices.

                  5.4. NOTIFICATION. Each party to this Agreement shall promptly notify the other parties in writing of the occurrence, or threatened occurrence, of any event that would constitute a breach or violation of this Agreement by any party or that would cause any representation or warranty made by the notifying party in this Agreement to be false or misleading in any respect. The Shareholders will promptly notify Carcorp of any event of which the Shareholders obtain knowledge which could have an adverse effect on the business, assets, financial condition or prospects of Elite. The Shareholders shall have the right to update the Schedules to this Agreement immediately prior to Closing; provided, if such update discloses any breach of a representation, warranty, covenant or obligation of the Shareholders and/or Elite, Carcorp shall have the right to then exercise its available rights and remedies hereunder.

         6.       CONDITIONS TO OBLIGATIONS OF ALL PARTIES.
                  -----------------------------------------

         The obligation of the Shareholders and Carcorp to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing, of each of the following conditions; any or all of which may be waived in whole or in part by the joint agreement of Carcorp, Elite and the Shareholders:

                  6.1. ABSENCE OF ACTIONS. No action or proceeding shall have been brought or threatened before any court or administrative agency to prevent the consummation or to seek damages in a material amount by reason of the transactions contemplated hereby, and no governmental authority shall have asserted that the within transactions (or any other pending transaction involving Carcorp, any of its subsidiaries, the Shareholders or Elite when considered in light of the effect of the within transactions) shall constitute a violation of law or give rise to material liability on the part of the Shareholders, Elite or Carcorp or its subsidiaries.

                  6.2. CONSENTS. The parties shall have received from any suppliers, lessors, lenders, lien holders or governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation hereof.

         7.       CONDITIONS TO OBLIGATIONS OF CARCORP.
                  -------------------------------------

         All obligations of Carcorp to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by Carcorp:

                  7.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of the Shareholders in connection with the transactions contemplated by this Agreement shall be true, correct and complete in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true, correct and complete at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

                  7.2. COMPLIANCE WITH AGREEMENTS AND CONDITIONS. The Shareholders and Elite shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by each Shareholder and/or by Elite prior to or on the Closing Date.

                  7.3. ABSENCE OF MATERIAL ADVERSE CHANGES. No material adverse change in the business, assets, financial condition, or prospects of Elite shall have occurred, no substantial part of the assets of Elite not substantially covered by insurance shall have been destroyed due to fire or other casualty, and no event shall have occurred which has had or will have an adverse effect on the business, assets, financial condition or prospects of Elite.

                  7.4. CERTIFICATE OF THE SHAREHOLDERS. The Shareholders shall have executed and delivered, or caused to be executed and delivered, to Carcorp one or more certificates, dated the Closing Date, certifying in such detail as Carcorp may reasonably request to the fulfillment and satisfaction of the conditions specified in Sections 7.1 through 7.3 above.

                  7.5. BOARD APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved by the unanimous approval of the Carcorp' Board of Directors.

                  7.6. SATISFACTORY RESULTS OF INSPECTION. The results of the inspection referred to in Section 2.1 hereof shall be satisfactory to the Carcorp in its sole discretion.

         8.       CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDERS.
                  ----------------------------------------------

         All of the obligations of the Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the
Shareholders:

                  8.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 4 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of Carcorp in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

                  8.2. COMPLIANCE WITH AGREEMENTS AND CONDITIONS. Carcorp shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by Carcorp prior to or on the Closing Date.

                  8.3. ABSENCE OF MATERIAL ADVERSE CHANGES. No material adverse change in the business, assets, financial condition, or prospects of Carcorp and its subsidiaries, taken as a whole, shall have occurred, no substantial part of the assets of Carcorp and its subsidiaries, taken as a whole, shall have been destroyed due to fire or other casualty, and no event shall have occurred which has had, or will have a material adverse effect on the business, assets, financial condition or prospects of Carcorp and its subsidiaries, taken as a whole.

                  8.4. CERTIFICATE OF CARCORP. Carcorp shall have delivered to the Shareholders a certificate, executed by an executive officer and dated the Closing Date, certifying to the fulfillment and satisfaction of the conditions specified in Sections 8.1 through 8.3 above.

                  8.5. SALE OF OWNERSHIP OF CARCORP USA, INC. Carcop shall have sold its entire ownership interest in Carcorp USA, Inc., a Florida corporation.

         9.       INDEMNITY.
                  ----------

                  9.1. INDEMNIFICATION BY SHAREHOLDERS. The Shareholders (hereinafter, collectively, called the "SHAREHOLDER INDEMNITORS") shall jointly and severally defend, indemnify and hold harmless Carcorp and its direct and indirect Carcorp corporations, subsidiaries (including Elite after Closing) and affiliates, their officers, directors, employees and agents (hereinafter, collectively, called "CARCORP INDEMNITEES") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "CARCORP LOSSES"), suffered or incurred by any Carcorp Indemnitee by reason of, or arising out of:

                           (a) any misrepresentation, breach of warranty or
breach or non-fulfillment of any agreement of the Shareholders or Elite contained in this Agreement or in any certificate, schedule, instrument or document delivered to Carcorp by or on behalf of the Shareholders or Elite pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein); and

                           (b) any liabilities of Elite of any nature whatsoever
(including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, (i) existing as of the date of the Balance Sheet, and required to be shown therein in accordance with GAAP, to the extent not reflected or reserved against in full in the Balance Sheet; or (ii) arising or occurring between December 31, 2002 and the Closing Date.

                  9.2. INDEMNIFICATION BY CARCORP. Carcorp (hereinafter called the "CARCORP INDEMNITOR") shall defend, indemnify and hold harmless the Shareholders (hereinafter called "SHAREHOLDER INDEMNITEES") against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "SHAREHOLDER LOSSES"), suffered or incurred by Shareholder Indemnitees by reason of or arising out of:

                           (a) any misrepresentation, breach of warranty or
breach or non-fulfillment of any material agreement of Carcorp contained in this Agreement or in any other certificate, schedule, instrument or document delivered to the Shareholders by or on behalf of Carcorp pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein); and

                           (b) any liabilities of Elite of any nature whatsoever
(including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, arising from Carcorp' ownership or operation of Elite after Closing, but only so long as such liability is not the result of an act or omission of Elite or any Shareholder occurring prior to the Closing. Carcorp Losses and Shareholder Losses are sometimes collectively referred to as "INDEMNIFIABLE LOSSES."

                  9.3 DEFENSE OF CLAIMS.

                           (a) Each party seeking indemnification hereunder (an
"INDEMNITEE"): (i) shall provide the other party or parties (the "INDEMNITOR") written notice of any claim or action by a third party arising after the Closing Date for which an Indemnitor may be liable under the terms of this Agreement, within ten (10) days after such claim or action arises and is known to Indemnitee, and (ii) shall give the Indemnitor a reasonable opportunity to participate in any proceedings and to settle or defend any such claim or action. The expenses of all proceedings, contests or lawsuits with respect to such claims or actions shall be borne by the Indemnitor. If the Indemnitor wishes to assume the defense of such claim or action, the Indemnitor shall give written notice to the Indemnitee within ten (10) days after notice from the Indemnitee of such claim or action, and the Indemnitor shall thereafter assume the defense of any such claim or liability, through counsel reasonably satisfactory to the Indemnitee, provided that Indemnitee may participate in such defense at their own expense, and the Indemnitor shall, in any event, have the right to control the defense of the claim or action.

                           (b) If the Indemnitor shall not assume the defense
of, or if after so assuming it shall fail to defend, any such claim or action, the Indemnitee may defend against any such claim or action in such manner as they may deem appropriate and the Indemnitees may settle such claim or litigation on such terms as they may deem appropriate but subject to the Indemnitor's approval, such approval not to be unreasonably withheld; provided, however, that any such settlement shall be deemed approved by the Indemnitor if the Indemnitor fails to object thereto, by written notice to the Indemnitee, within fifteen (15) days after the Indemnitor's receipt of a written summary of such settlement. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal and otherwise, incurred by the Indemnitee in connection with the defense and settlement of such claim or action.

                           (c) If a non-appealable judgment is rendered against
any Indemnitee in any action covered by the indemnification hereunder, or any lien attaches to any of the assets of any of the Indemnitee, the Indemnitor shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnitor, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Indemnitor shall forthwith pay such judgment or discharge such lien before any Indemnitee is compelled to do so.

                  9.4. WAIVER. The failure of any Indemnitee to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such Indemnitee hereunder, except to the extent that Indemnitor is actually prejudiced by such failure.

                  9.5. LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything to the contrary contained in this Agreement:

                           9.5.1. TIME LIMITATION. No party shall be responsible
hereunder for any Indemnifiable Loss unless the Indemnitee shall have provided such party with written notice containing a reasonable description of the claim, action or circumstances giving rise to such Indemnifiable Loss within three (3) years after the Closing Date (the "INDEMNITY NOTICE PERIOD"); provided, however, that:

                                (a) with respect to any Indemnifiable Loss
resulting or arising from any breach of a representation or warranty of the Shareholders relating to taxes, or any tax liability of Elite arising or relating to periods prior to the Closing Date, the Indemnity Notice Period shall extend for the full duration of the statute of limitations; and

                                (b) there shall be no limit on the Indemnity
Notice Period for indemnity claims: (i) against the Shareholders for Indemnifiable Losses arising or resulting from a breach of a representation or warranty relating to Environmental Laws, or any liability which relates to the handling or disposal of Wastes or the failure to comply with any Environmental Law; and (ii) against any party based on fraud or intentional breach or misrepresentation.

         10.      TERMINATION.
                  ------------

                  10.1. TERMINATION. This Agreement may be terminated at any time on or prior to the Closing:

                           (a) By mutual consent of Carcorp and the
Shareholders; or

                           (b) At the election of Carcorp if: (i) the
Shareholders have breached or failed to perform or comply with any of their representations, warranties, covenants or obligations under this Agreement; or
(ii) any of the conditions precedent set forth in Section 6 or 7 is not satisfied as and when required by this Agreement; or (iii) the Closing has not been consummated by April 30, 2003; or

                           (c) At the election of the Shareholders if: (i)
Carcorp has breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement; or
(ii) any of the conditions precedent set forth in Section 6 or 8 is not satisfied as and when required by this Agreement; or (iii) if the Closing has not been consummated by April 30, 2003.

                  10.2. MANNER AND EFFECT OF TERMINATION. Written notice of any termination ("TERMINATION NOTICE") pursuant to this Section 10 shall be given by the party electing termination of this Agreement ("TERMINATING PARTY") to the other party or parties (collectively, the "TERMINATED PARTY"), and such notice shall state the reason for termination. The party or parties receiving Termination Notice shall have a period of ten (10) days after receipt of Termination Notice to cure the matters giving rise to such termination to the reasonable satisfaction of the Terminating Party. If the matters giving rise to termination are not cured as required hereby, this Agreement shall be terminated effective as of the close of business on the tenth (10th) day following the Terminated Party's receipt of Termination Notice. Upon termination of this Agreement prior to the consummation of the Closing and in accordance with the terms hereof, this Agreement shall become void and of no effect, and none of the parties shall have any liability to the others, except that nothing contained herein shall relieve any party from: (a) its obligations under Sections 2.2 and 2.3; or (b) liability for its intentional breach of any representation, warranty or covenant contained herein, or its intentional failure to comply with the terms and conditions of this Agreement or to perform its obligations hereunder.

         11.      MISCELLANEOUS.
                  --------------

                  11.1. NOTICES.

                  (a) All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, or upon the expiration of four (4) days after the date sent, if sent by federal express (or similar overnight courier service) to the parties at the following addresses:

         (i)      If to Carcorp:              Carcorp, Inc. 1300 East
                                              Hillsboro Blvd #102 Deerfield
                                              Beach, Florida 33441 Attn:
                                              Michael DeMeo

                  with a copy to:             _____________________________
                                              _____________________________
                                              _____________________________

                                              Attn:________________________

         (ii)     If to a Shareholder:        The name and address as listed on
                                              the SCHEDULE A attached hereto.


                           (b) Notices may also be given in any other manner
permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

                  11.2. SURVIVAL. Except as provided in the next sentence, the representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing, subject to the limitations of Section 9.5. The representations, warranties and agreements of Elite contained in this Agreement shall not survive the Closing.

                  11.3. COUNTERPARTS; INTERPRETATION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All Schedules hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "herein", "hereby", "hereunder", "herewith", "hereafter" and "hereinafter" refer to this Agreement in its entirety, and not to any particular section or paragraph. References to "INCLUDING" means including without limiting the generality of any description proceeding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

                  11.4. GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated in the state or federal courts in Miami-Dade County, Florida, U.S.A. Each of the parties hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Miami-Dade County, Florida. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in Miami-Dade County, Florida.

                  11.5. SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that no Shareholder may assign this Agreement or any rights hereunder, in whole or in part.

                  11.6. PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

                  11.7. WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

                  11.8. HEADINGS. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

                  11.9. EXPENSES. Except as otherwise expressly provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Carcorp or the Shareholder as each party incurs such expenses, and none of such expenses shall be charged to or paid by Elite.

                  11.10. FINDER'S FEES. Carcorp represents to the Shareholders that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Carcorp to be paid for or on account of the transactions contemplated hereby. The Shareholders represent to Carcorp that no broker, agent, finder or other party has been retained by Shareholders or Elite in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Shareholders or Elite to be paid for or on account of the transactions contemplated hereby.

                  11.11. GENDER. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

                  11.12. ACCEPTANCE BY FAX. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

                  11.13. ATTORNEYS FEES. In the event of any litigation arising under the terms of this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other party or parties.

                  11.14. OPPORTUNITY TO HIRE COUNSEL; ROLE OF KIRKPATRICK & LOCKHART LLP. Carcorp and the Shareholders acknowledges that they have been advised and have been given an opportunity to hire counsel with respect to this Agreement and the transactions contemplated hereby. The Shareholders further acknowledges that the law firm of Kirkpatrick & Lockhart LLP has solely represented Elite in connection with this Agreement and the transactions contemplated hereby and no other person.

                  11.15. TIME IS OF THE ESSENCE. It is understood and agreed among the parties hereto that time is of the essence in this Agreement and this applies to all terms and conditions contained herein.

                  11.16. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.



                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                                CARCORP, INC.


                                                By:________________________
                                                Name:______________________
                                                Title:_____________________


                                                ELITE FLIGHT SOLUTIONS, INC.


                                                By:________________________
                                                Name:______________________
                                                Title:_____________________


                                  SHAREHOLDERS:
                                  -------------


                                        SCHEDULE A
                                        ----------

     NAME OF ELITE FLIGHT         NUMBER OF SHARES OF ELITE          NUMBER OF SHARES OF
 SOLUTIONS, INC. SHAREHOLDER       FLIGHT SOLUTIONS OWNED          CARCORP TO BE DELIVERED
 ---------------------------       ----------------------          -----------------------
Paradise Run, LLC                        131,500,000                      19,725,000

Amber Run, LLC                           19,500,000                       2,925,000

RL Matzig                                10,550,000                       1,582,500

Funding Enterprises                       8,000,000                       1,200,000

John Gandy                                9,000,000                       1,350,000

Chip Smith                                2,500,000                        375,000

Clint Watt                                1,000,000                        150,000

Kevin Smith                               1,000,000                        150,000

Jim Dunning                               1,000,000                        150,000
